FINANCIAL HIGHLIGHTS

Keystone recognized third quarter earnings of $0.49 per share, exclusive of special charges associated with its year-long restructuring effort. These results represented net income of $23.9 million and an ROA and ROE of 1.40% and 16.33%, respectively. Reported results were in line with a previously issued earnings update, which described on-going strategic initiatives designed to grow market share, manage funding costs, and improve performance.

At the end of 1998, Keystone announced plans to combine its separate banks into a single bank charter in order to reduce operating expenses by 10% and improve business line execution. This restructuring effort remains on schedule to be completed by the end of 1999. During the third quarter, Keystone incurred special charges of $2.2 million in connection with the restructuring. These charges were incurred coincident with the conversions to the single bank and consisted primarily of nonrecurring marketing costs associated with the introduction of the Keystone Financial Bank name and branding efforts. Including these charges, third quarter results reflected an EPS of $0.46 and an ROA and ROE of 1.31% and 15.37%, respectively.

For the nine months ended September 30, 1999, operating earnings exclusive of special charges of $22 million were $69.6 million or $1.41 per diluted share, compared with $75.0 million or $1.44 per share for the first nine months of 1998. These earnings resulted in a 1.38% ROA and a 15.69% ROE versus 1.46% and 14.72%, respectively, in the corresponding period last year.

Quarterly results reflected a number of favorable performance trends including increased net interest income from last quarter, continued strength in noninterest income, and controlled operating expense levels. Asset quality, as reflected in the absolute measures of delinquent loans and total risk elements, resulted in an improved credit quality profile.


                                                           1999                             1998
-----------------------------------------------------------------------------------------------------------------------------------
                                               Third       Second        First       Fourth        Third
                                              Quarter      Quarter      Quarter      Quarter      Quarter      Annual
-----------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic                     $0.46 *       $0.49 *        $0.17 *      $0.48        $0.50       $1.94
Earnings per share - diluted                   $0.46 *       $0.49 *        $0.17 *      $0.48        $0.50       $1.92
Return on average assets                        1.31%*        1.45%*         0.50%*       1.42%        1.47%       1.45%
Return on average equity                       15.37%*       17.19%*         5.50%*      14.36%       14.99%      14.63%

Net interest margin                             4.26%         4.31%          4.22%       4.33%        4.39%       4.42%
Noninterest income/revenues                    28.01%        29.98%         27.78%      27.63%       25.35%      25.51%
Provision for credit losses/average loans       0.30%         0.36%          0.24%       0.32%        0.27%       0.37%
Noninterest expense/revenues                   60.50%*       56.55%*        83.19%*      57.15%       58.53%      58.22%

Nonperforming assets to loans                   0.82%        0.73%         0.78%       0.65%        0.71%         -
90 day past due loans to loans                  0.44%        0.56%         0.57%       0.64%        0.55%         -

-----------------------------------------------------------------------------------------------------------------------------------
Total risk elements to loans                    1.26%        1.29%         1.35%       1.29%        1.26%         -

===================================================================================================================================
Allowance for credit losses to loans            1.35%        1.35%         1.36%       1.35%        1.36%         -
Allowance for credit losses to
        nonperforming loans                      182%         206%          195%        242%         246%         -
Net charge-offs/average loans                   0.37%        0.35%         0.28%       0.39%        0.34%       0.46%

Equity to assets                                8.52%        8.54%         8.54%       9.50%        9.96%         -
------------------------------------------------------------------------------------------------------------------------------------

*Excluding special charges associated with the restructuring, various operating performance ratios for 1999 were as follows:

                                                Third       Second        First
                                               Quarter      Quarter      Quarter
--------------------------------------------------------------------------------
   Earnings per share - basic                  $0.49         $0.50        $0.43
   Earnings per share - diluted                $0.49         $0.50        $0.42
   Return on average assets                     1.40%         1.48%        1.26%
   Return on average equity                    16.33%        17.49%       13.81%
   Noninterest expense/revenues                58.13%        55.87%       62.46%
--------------------------------------------------------------------------------



                              PER SHARE STATISTICS

Diluted Earnings per Share
-------------------------------------------------------------------------------
                  Fourth       Third       Second       First
                  Quarter      Quarter     Quarter      Quarter      Total
-------------------------------------------------------------------------------
1999                           $0.46          $0.49      $0.17       $1.12
1998              $0.48        $0.50          $0.48      $0.46       $1.92
1997              $0.49        $0.47          $0.29      $0.43       $1.68
-------------------------------------------------------------------------------

                       Average Diluted Shares Outstanding
--------------------------------------------------------------------------------
                  Fourth       Third       Second      First        Average
                  Quarter      Quarter     Quarter     Quarter      For Year
--------------------------------------------------------------------------------
1999                         48,836,000    48,927,000  50,115,000   49,295,000
1998            51,624,000   51,875,000    52,095,000  52,557,000   52,042,000
1997            52,611,000   52,463,000    51,943,000  52,256,000   52,320,000

--------------------------------------------------------------------------------

                              Book Value per Share
--------------------------------------------------------------------------------
                  Fourth       Third      Second       First
                  Quarter      Quarter    Quarter      Quarter
--------------------------------------------------------------------------------
1999                           $12.04      $11.89      $11.99
1998               $13.12      $13.39      $13.05      $13.13
1997               $13.18      $13.06      $12.77      $12.59
--------------------------------------------------------------------------------

                             QUARTER-END INFORMATION

(dollars in thousands)                         1999                              1998
------------------------------------------------------------------------------------------------
                                Third         Second        First        Fourth         Third
                               Quarter       Quarter       Quarter      Quarter        Quarter
------------------------------------------------------------------------------------------------
Loans                         $4,388,555    $4,432,600    $4,413,283    $4,459,783    $4,552,173
Earning assets                 6,372,096     6,263,529     6,349,615     6,473,174     6,438,770
Intangible assets                 56,172        57,247        58,324        60,371        61,466
Total assets                   6,877,563     6,748,497     6,829,509     6,968,227     6,906,404
Deposits                       4,913,753     5,026,958     5,109,821     5,231,718     5,146,364
Long-term debt
  (excluding FHLB)               129,938       129,955       130,096       130,239       130,670
Total shareholders' equity       585,844       576,151       583,350       661,665       688,219
Unrealized securities gains
  (losses), net                  (10,619)       (6,666)        1,468         6,284        10,108
------------------------------------------------------------------------------------------------
 Number of shares outstanding 48,647,898    48,456,882    48,673,031    50,434,735    51,386,653
------------------------------------------------------------------------------------------------


                           QUARTER-END CAPITAL RATIOS
                                                   1999                      1998
-------------------------------------------------------------------------------------------
                                        Third     Second     First    Fourth      Third
                                        Quarter   Quarter   Quarter   Quarter     Quarter
-------------------------------------------------------------------------------------------
Equity to assets                         8.52%     8.54%      8.54%    9.50%      9.96%
Tier one capital/Risk adjusted assets   11.33%    11.38%     11.13%   12.59%     12.65%
Total capital/Risk adjusted assets      12.57%    12.63%     12.37%   13.84%     13.90%
Leverage ratio                           8.04%     7.93%      7.78%    8.66%      9.01%
-------------------------------------------------------------------------------------------



                    CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                             STATEMENTS OF CONDITION

(dollars in thousands)                                     1999                             1998
------------------------------------------------------------------------------------------------------------
                                              Third       Second       First         Fourth        Third
                                             Quarter      Quarter      Quarter       Quarter       Quarter
------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Earning Assets:
     Loans and leases                      $4,395,983   $4,418,446   $4,444,509    $4,493,990    $4,554,806
     Loans held for resale                     97,311       92,352       81,314        87,263        72,627
     Federal funds sold and other             116,712       50,215      103,007        83,559        84,252
     Taxable investment securities          1,449,896    1,442,224    1,544,018     1,596,077     1,567,520
     Nontaxable investment securities         241,912      223,986      205,976       205,849       209,497
------------------------------------------------------------------------------------------------------------
Total earning assets                        6,301,814    6,227,223    6,378,824     6,466,738     6,488,702

     Cash and due from banks                  204,265      205,248      182,718       178,087       172,584
     Allowance for credit losses              (60,300)     (60,087)     (60,978)      (62,043)      (63,175)
     Intangible assets                         56,692       57,765       59,853        60,898        62,095
     Other assets                             284,622      264,280      226,585       283,774       247,304
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                               $6,787,093   $6,694,429   $6,787,002    $6,927,454    $6,907,510
------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities:
     Deposits less than $100,000:
        Now/Savings accounts                 $790,241     $812,437     $808,068      $803,592      $813,752
        Money market accounts                 795,353      783,236      774,232       762,234       748,922
        Time deposits                       2,495,748    2,545,283    2,602,634     2,630,606     2,654,977
     Deposits greater than $100,000           250,330      269,040      283,292       316,273       319,874
     Short-term borrowings                    361,677      357,295      353,721       363,110       389,728
     FHLB Borrowings                          534,614      405,461      421,325       426,774       387,293
     Long-term debt, other                    129,948      130,030      130,190       130,606       130,997

-----------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities          5,357,911    5,302,782    5,373,462     5,433,195     5,445,543
-----------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                  691,552      682,793      661,527       663,716       641,680
Other liabilities                             157,477      144,222      138,410       146,612       143,192
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                           6,206,940    6,129,797    6,173,399     6,243,523     6,230,415
-----------------------------------------------------------------------------------------------------------
Shareholders' equity                          580,153      564,632      613,603       683,931       677,095
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                    $6,787,093   $6,694,429   $6,787,002    $6,927,454    $6,907,510
-----------------------------------------------------------------------------------------------------------


                         CHANGE IN AVERAGE BALANCES (1)

                                                           1999                             1998
------------------------------------------------------------------------------------------------------------
                                             Third        Second       First         Fourth        Third
                                             Quarter      Quarter      Quarter       Quarter       Quarter
------------------------------------------------------------------------------------------------------------
Loans                                        -3.5%         -4.9%        -4.8%      -4.9%           -2.4%
Total assets                                 -1.7%         -2.6%        -0.2%       2.2%            1.5%
Deposits                                     -3.0%         -2.0%        -1.6%      -0.9%           -2.0%
Shareholders' equity                        -14.3%        -16.9%       -10.7%      -0.1%            1.5%
------------------------------------------------------------------------------------------------------------
(1) Compares current quarter to the comparable quarter of the prior year.


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME


(dollars in thousands)                                      1999                                    1998
                                              Third        Second      First        Fourth         Third
                                              Quarter      Quarter     Quarter      Quarter        Quarter     Annual
------------------------------------------------------------------------------------------------------------------------
Interest income                             $121,957     $119,410      $120,577    $127,639       $130,808      $518,331
Tax equivalent adjustment                      2,128        2,180         2,070       2,049          2,178         8,569
------------------------------------------------------------------------------------------------------------------------
                                             124,085      121,590       122,647     129,688        132,986       526,900

Interest expense                              56,726       54,666        55,947      59,430         61,402       241,366
------------------------------------------------------------------------------------------------------------------------
Net interest income                           67,359       66,924        66,700      70,258         71,584       285,534
Provision for credit losses                    3,290        3,950         2,663       3,633          3,081        17,150
------------------------------------------------------------------------------------------------------------------------
Net interest income after provision           64,069       62,974        64,037      66,625         68,503       268,384
Noninterest income                            26,202       28,655        25,656      26,830         24,310        97,795
Security transactions                            729           20           425         661          3,444        11,018
Noninterest expense                           56,602       54,046        76,834      55,484         56,130       223,189
------------------------------------------------------------------------------------------------------------------------
Income before income taxes                    34,398       37,603        13,284      38,632         40,127       154,008
Income taxes                                   9,798       11,219         2,899      11,834         12,368        45,692
Tax equivalent adjustment                      2,128        2,180         2,070       2,049          2,178         8,569
------------------------------------------------------------------------------------------------------------------------
NET INCOME                                   $22,472      $24,204        $8,315     $24,749        $25,581       $99,747
------------------------------------------------------------------------------------------------------------------------
Tax effect of security transactions             $255           $7          $149        $231         $1,205        $3,856
------------------------------------------------------------------------------------------------------------------------


                                                 ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                                      1999                               1998
--------------------------------------------------------------------------------------------------------------------
                                             Third         Second      First       Fourth      Third
                                             Quarter       Quarter     Quarter     Quarter     Quarter       Annual

--------------------------------------------------------------------------------------------------------------------
Trust  and investment advisory fees            $6,784      $7,326      $6,674      $6,281      $6,580       $25,906
Service charges on deposit accounts             4,822       4,458       4,337       4,794       4,899        18,443
Fee income                                      7,668       6,860       6,259       6,516       6,473        24,548
Mortgage banking income                         2,374       3,479       3,582       3,003       3,138        12,412
Reinsurance income                                856       1,045         847       1,021         720         3,167
Other income                                    3,698       5,487       3,957       5,215       2,500        13,319
--------------------------------------------------------------------------------------------------------------------
Total noninterest income                      $26,202     $28,655     $25,656     $26,830     $24,310       $97,795
--------------------------------------------------------------------------------------------------------------------
Noninterest income to average assets(1)         1.53%       1.72%       1.53%       1.54%       1.40%         1.42%
--------------------------------------------------------------------------------------------------------------------
(1) Annualized

                                                      ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------
                                            Third         Second       First       Fourth       Third
                                            Quarter       Quarter      Quarter      Quarter     Quarter    Annual
------------------------------------------------------------------------------------------------------------------
Salaries expense                             $22,383       $21,952    $23,831      $23,965     $24,821     $97,443
Employee benefits                              3,812         3,979      5,623        3,538       4,342      17,535
Occupancy expense                              4,378         4,494      4,739        4,206       4,299      17,302
Furniture and equipment expense                5,152         5,158      5,370        5,153       5,160      20,567
Special charges                                2,215           650     19,148          ---         ---         ---
Other expense                                 18,662        17,813     18,123       18,622      17,508      70,342
------------------------------------------------------------------------------------------------------------------
Total noninterest expense                    $56,602       $54,046    $76,834      $55,484     $56,130    $223,189

------------------------------------------------------------------------------------------------------------------
Noninterest expense to average assets(1)(2)    3.18%         3.20%      3.45%        3.18%       3.22%       3.25%

------------------------------------------------------------------------------------------------------------------
Noninterest expense to revenues (2)           58.13%        55.87%     62.46%       57.15%      58.53%      58.22%

------------------------------------------------------------------------------------------------------------------
E.O.P. full-time equivalent employees          2,517         2,598      2,707        2,965      3,010
------------------------------------------------------------------------------------------------------------------
(1) Annualized
(2) Excluding special charges



                                                       NET INTEREST INCOME ANALYSIS

                                                        Third Quarter
-------------------------------------------------------------------------------------------------------
                                                       1999                        1998
-------------------------------------------------------------------------------------------------------
(dollars in thousands)                         Amount        Rate      Amount      Rate        Change
-------------------------------------------------------------------------------------------------------
Interest income:*
    Loans - Commercial                          $17,439      8.23%     $17,867       8.76%    $   (428)
               Commercial - Real Estate          34,254      8.42      34,489        9.08         (235)
               Consumer - Mortgage               13,601      7.75      15,193        7.90       (1,592)
               Consumer                          28,222      9.06      33,989        9.21       (5,767)
    Loans held for resale                         2,070      8.51       1,498        8.18          572
    Investments                                  26,952      6.36      28,760        6.42       (1,808)
    Federal funds sold and other                  1,547      5.30       1,190        5.51          357
-------------------------------------------------------------------------------------------------------
                                                124,085      7.83     132,986        8.14       (8,901)
-------------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                       2,770      1.39       3,160        1.54         (390)
                    Money Market                  5,951      2.97       5,425        2.87          526
                    Time                         34,200      4.94      40,092        5.34       (5,892)
    Short-term borrowings                         4,174      4.58       4,725        4.81         (551)
    FHLB borrowings                               7,753      5.75       5,651        5.79        2,102
    Long-term debt, other                         1,876      5.73       2,349        7.11         (473)
-------------------------------------------------------------------------------------------------------
                                                 56,726      4.20      61,402        4.47       (4,678)
-------------------------------------------------------------------------------------------------------
Net interest income                             $67,359               $71,584               $   (4,225)
-------------------------------------------------------------------------------------------------------
Spread                                                       3.63                    3.67
-------------------------------------------------------------------------------------------------------
Net interest margin                                          4.26%                   4.39%
-------------------------------------------------------------------------------------------------------
*Fully taxable equivalent

                                                        Year-to-Date
----------------------------------------------------------------------------------------------------------
                                                       1999                    1998
----------------------------------------------------------------------------------------------------------
(dollars in thousands)                         Amount        Rate      Amount      Rate        Change
----------------------------------------------------------------------------------------------------------
Interest income:*
    Loans - Commercial                          $51,785      8.11%    $54,806        8.80%    $  (3,021)
               Commercial - Real Estate         100,954      8.51     101,752        9.12          (798)
               Consumer - Mortgage               41,108      7.77      46,669        7.95        (5,561)
               Consumer                          85,860      9.09     103,940        9.15       (18,080)
    Loans held for resale                         5,562      8.21       3,789        8.07         1,773
    Investments                                  79,639      6.24      82,399        6.57        (2,760)
    Federal funds sold and other                  3,414      5.10       3,857        5.54          (443)
----------------------------------------------------------------------------------------------------------
                                                368,322      7.81     397,212        8.22    $  (28,890)
----------------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                       8,857      1.47       9,633        1.55          (776)
                    Money Market                 16,700      2.85      15,477        2.82         1,223
                    Time                        104,245      4.95     121,445        5.41       (17,200)
    Short-term borrowings                        11,679      4.37      13,746        4.85        (2,067)
    FHLB borrowings                              19,311      5.68      15,368        5.81         3,943
    Long-term debt, other                         6,545      6.73       6,267        7.25           278
----------------------------------------------------------------------------------------------------------
                                                167,339      4.19     181,936        4.49       (14,597)
----------------------------------------------------------------------------------------------------------
Net interest income                            $200,983              $215,276                $  (14,293)
----------------------------------------------------------------------------------------------------------
Spread                                                       3.62                    3.73
----------------------------------------------------------------------------------------------------------
Net interest margin                                          4.26%                   4.45%
----------------------------------------------------------------------------------------------------------
*Fully taxable equivalent


                       PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)                                         1999                             1998
----------------------------------------------------------------------------------------------------------------
                                                  Third        Second        First        Fourth     Third
                                                  Quarter      Quarter       Quarter      Quarter    Quarter
----------------------------------------------------------------------------------------------------------------
Commercial:
     Commercial and industrial               $   625,162   $   648,804    $   625,183   $   615,925   $ 664,818
     Floor plan financing                        156,965       180,601        189,538       167,762     151,025
     Obligations of political subdivisions        62,212        62,722         62,993        63,487      67,197
----------------------------------------------------------------------------------------------------------------
                                                 844,339       892,127        877,714       847,174     883,040
----------------------------------------------------------------------------------------------------------------
Commercial real estate:
    Commercial and industrial                  1,366,960     1,346,405      1,320,740     1,299,052   1,264,061
    Multi-family residential                      79,864        79,903         72,576        76,752      84,881
    Obligations of political subdivisions         46,855        54,748         51,025        47,493      47,799
    Construction and land development            107,765       108,098        101,946        95,279      99,696
    Agricultural                                  13,931        13,421         12,217        11,873      10,470

------------------------------------------------------------------------------------------------------------------
                                               1,615,375     1,602,575      1,558,504     1,530,449   1,506,907
------------------------------------------------------------------------------------------------------------------
Consumer:
    Real estate                                  703,083       694,684        710,836       754,280     771,668
    Installment                                  420,343       458,420        503,265       543,513     592,461
    Home equity                                  570,106       538,398        503,087       508,729     506,429
    Personal lines of credit                      40,177        39,411         39,218        39,754      39,053
    Lease financing                              195,132       206,985        220,659       235,884     252,615
------------------------------------------------------------------------------------------------------------------
                                               1,928,841     1,937,898      1,977,065     2,082,160   2,162,226
 -----------------------------------------------------------------------------------------------------------------
Total Loans                                  $ 4,388,555   $ 4,432,600    $ 4,413,283  $ 4,459,783  $ 4,552,173
------------------------------------------------------------------------------------------------------------------



                             RISK ELEMENTS ANALYSIS

(dollars in thousands)                                        1999                           1998
----------------------------------------------------------------------------------------------------------
                                                   Third       Second      First       Fourth      Third
                                                  Quarter     Quarter     Quarter      Quarter    Quarter
----------------------------------------------------------------------------------------------------------
Nonperforming assets:
   Nonaccrual loans                            $   31,659   $  28,177   $  30,307   $   24,675   $ 24,607
   Troubled debt restructurings                       854         952         431          264        588
   Other real estate                                3,488       3,339       3,677        3,982      7,008
----------------------------------------------------------------------------------------------------------
Total nonperforming assets                         36,001      32,468      34,415       28,921     32,203
Loans 90 days or more past due                     19,290      24,757      25,435       28,549     25,091
---------------------------------------------------------------------------------------------------------
Total risk elements                            $   55,291   $  57,225   $  59,850   $   57,470   $ 57,294
---------------------------------------------------------------------------------------------------------

Delinquent loans to period-end loans*              1.71%       1.75%       1.80%        1.99%      1.80%
---------------------------------------------------------------------------------------------------------
Nonperforming assets to period-end loans           0.82%       0.73%       0.78%        0.65%      0.71%
---------------------------------------------------------------------------------------------------------
Total risk elements to period-end loans            1.26%       1.29%       1.35%        1.29%      1.26%
---------------------------------------------------------------------------------------------------------
*The numerator consists of loans 30 days or more past due.


                       COMPONENTS OF NONPERFORMING ASSETS

(dollars in thousands)                                 1999                           1998
---------------------------------------------------------------------------------------------------
                                        Third         Second      First        Fourth       Third
                                        Quarter       Quarter     Quarter      Quarter      Quarter
---------------------------------------------------------------------------------------------------
Commercial                             $  13,944    $  9,259    $ 10,418    $  10,066    $  10,658
Commercial real estate                    14,097      14,943      15,100       10,581       10,788
Consumer                                   4,472       4,927       5,220        4,292        3,749
---------------------------------------------------------------------------------------------------
Nonaccrual and restructured loans         32,513      29,129      30,738       24,939       25,195
Other real estate                          3,488       3,339       3,677        3,982        7,008
---------------------------------------------------------------------------------------------------
Total nonperforming assets             $  36,001    $ 32,468    $ 34,415    $  28,921    $  32,203
---------------------------------------------------------------------------------------------------

                                      ALLOWANCE FOR CREDIT LOSSES

(dollars in thousands)                         1999                          1998
--------------------------------------------------------------------------------------------
                                  Third       Second    First        Fourth         Third
                                  Quarter     Quarter   Quarter      Quarter        Quarter
--------------------------------------------------------------------------------------------
Balance at beginning of period  $ 59,971    $  59,857   $ 60,274   $   61,933    $   62,777
Loans charged-off:
  Commercial                        (697)       (426)       (773)        (536)         (852)
  Real estate secured               (822)       (577)       (900)      (1,379)       (1,038)
  Consumer                        (2,671)     (2,952)     (1,888)      (2,926)       (2,582)
  Lease financing                   (410)       (480)       (146)         (14)          (73)
--------------------------------------------------------------------------------------------
Total loans charged-off           (4,600)     (4,435)     (3,707)      (4,855)       (4,545)
--------------------------------------------------------------------------------------------
Recoveries:
  Commercial                          38          34         112           73            89
  Real estate secured                 62         276         306           57           150
  Consumer                           317         249         171          248           354
  Lease financing                     32          40          38           62            27
---------------------------------------------------------------------------------------------
Total recoveries                     449         599         627          440           620
---------------------------------------------------------------------------------------------
Net loans charged-off             (4,151)     (3,836)     (3,080)      (4,415)       (3,925)
Provision for credit losses        3,290       3,950       2,663        3,633         3,081
Other                                  -           -           -         (877)            -
---------------------------------------------------------------------------------------------
Balance at end of period       $  59,110   $  59,971    $ 59,857    $  60,274    $   61,933
---------------------------------------------------------------------------------------------
  Net loans charged-off to
   average loans*                  0.37%      0.35%        0.28%        0.39%         0.34%
---------------------------------------------------------------------------------------------
  Provision for credit losses
   to average loans*               0.30%      0.36%        0.24%        0.32%         0.27%
---------------------------------------------------------------------------------------------
  Allowance for credit losses
   to loans                        1.35%      1.35%        1.36%        1.35%         1.36%
---------------------------------------------------------------------------------------------
*Annualized

                                  OTHER RATIOS

                                             1999                           1998
-------------------------------------------------------------------------------------
                                   Third       Second     First     Fourth    Third
                                   Quarter     Quarter    Quarter   Quarter   Quarter
-------------------------------------------------------------------------------------
Investment portfolio - market to
  amortized cost                    98.7%       99.2%     100.5%    101.1%    101.8%
Dividend payout ratio               63.0%       58.0%     170.6%*    60.4%     56.0%
Loans to deposits ratio, average    87.5%       86.8%      86.6%     86.8%     87.9%
-------------------------------------------------------------------------------------
* Excluding the special charges, dividend payout ratio would have been 67.4%.

                             FEE GENERATION ACTIVITY

(dollars in thousands)                           1999                           1998
--------------------------------------------------------------------------------------------
                                    Third       Second      First        Fourth     Third
                                    Quarter     Quarter     Quarter      Quarter    Quarter
--------------------------------------------------------------------------------------------
Mortgage loans originated        $  138,235  $  148,657   $ 117,875   $  146,726  $ 114,308
Mortgage loans sold                  76,447     118,951      85,451      104,984     76,970
End of period mortgages
  serviced for others               996,855     982,885     977,742      956,613    989,279
End of period indirect loans
  securitized & serviced             24,341      29,252      37,543       46,985     57,058
--------------------------------------------------------------------------------------------

                      Market Price and Dividends Declared
-------------------------------------------------------------
                            Closing Bid Price Range
-------------------------------------------------------------
                                                    Dividends
                 Quarter       High       Low       Declared
-------------------------------------------------------------
1999
-------------------------------------------------------------
                     I        $37.19     $32.25       $0.29
                    II         33.06      29.50        0.29
                    III        29.56      23.75        0.29
-------------------------------------------------------------
                                                      $0.87
-------------------------------------------------------------

-------------------------------------------------------------
1998
-------------------------------------------------------------
                     I        $42.00     $36.00       $0.28
                    II         41.53      34.00        0.28
                    III        37.13      27.88        0.28
                    IV         37.00      25.72        0.29
-------------------------------------------------------------
                                                      $1.13
-------------------------------------------------------------
1997
-------------------------------------------------------------
                     I        $28.00     $24.88       $0.26
                    II         33.25      24.50        0.26
                    III        38.88      30.56        0.26
                    IV         41.00      34.00        0.28
-------------------------------------------------------------
                                                      $1.06
-------------------------------------------------------------